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                                                                   EXHIBIT 10.17

                   NORTHWESTERN PUBLIC SERVICE - SOUTH DAKOTA
                              SERVICE REQUEST FORM

This form shall constitute the Customer's Agreement to the terms of the Gas Transportation Tariff. The Company shall have the right, to file for, and seek approval by the South Dakota Public Utilities Commission of, changes in rates, charges or other tariff provisions applicable to service hereunder and to place such changes in effect in accordance with applicable law; and this Agreement shall be deemed to have been amended to include such changes and any other changes which become effective by operation of law or by order of any governmental body with jurisdiction.

This agreement shall become effective as of INITIAL START-UP PLANT, and shall be in effect for a primary term of 10 year(s) from such date, and from year to year thereafter, unless and until terminated by either party upon six (6) months' written notice.

CUSTOMER NAME: NORTHERN LIGHTS ETHANOL - LLC

CUSTOMER ACCOUNT NUMBER: ___________________________ SIC CODE: 2869

NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM CODE: 325193

CUSTOMER ADDRESS - GAS DELIVERY POINT: BIG STONE, SD

CUSTOMER ADDRESS - NOTICES: BIG STONE, SD

CUSTOMER ADDRESS - INVOICES: BIG STONE, SD

CUSTOMER CONTACT: CASEY WHELAN      TITLE: AGENT FOR CUSTOMER

PHONE: 952-745-4310       FAX: 952-473-1224

RECEIPT POINT (NWPS TBS): MILBANK LATERAL

DELIVERY POINT: NORTHERN LIGHTS ETHANOL

METER NUMBER(S):

PREVIOUS RATE DESIGNATION(S): N/A

SERVICE QUANTITY:       THERMS/DAY     17,000 - DRYER AND 25,000 - BOILERS WHEN
                                       PLANT REQUIRES REPLACEMENT FOR STEAM HEAT

FIRM TRANSPORTATION:    THERMS/DAY

DAILY BALANCING:        THERMS/DAY

STANDBY SUPPLY          THERMS/DAY

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                   NORTHWESTERN PUBLIC SERVICE - SOUTH DAKOTA
                              SERVICE REQUEST FORM

PRICING:

From time to time, Customer and Company shall negotiate a rate and term of transportation which shall be by purchase nomination order in the form which is attached as Exhibit A and incorporated by reference in this Agreement.

SERVICE QUALIFICATIONS:

The Company is notifying Customers who have elected Gas Transportation Service of the risks of transportation reasonably known at the time the Customer begins transporting gas. The Customer hereby understands it may be subject to risks which include, but may not be limited to, the following:

     1) The Company may not have firm or interruptible gas sales service available if the Customer seeks to purchase gas from the Company;

     2) The Customer may be subject to pipeline penalties assessed to the Company which are caused by the Customer consuming the Company's gas with no authority to do so; and

     3) If the Customer elects to discontinue transporting gas and if the Company is able to secure a source of gas supply and transportation for the Customer, the cost of such gas and transportation may exceed the cost of gas being purchased by the Company's other Customers.

IN WITNESS WHEREOF, the Parties hereto have executed this Service Request Form as of the day and year set forth below.

Company                                     Customer

Northwestern Public Service                 NORTHERN LIGHTS ETHANOL - LLC


By: /s/ Curt Pohl                          By: /s/ Delton Strasser
    ---------------------------------          ---------------------------------

Title: VP Energy Engineering               Title: President
      -------------------------------            -------------------------------
Date: 3-13-02                              Date: 3-5-02

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                   NORTHWESTERN PUBLIC SERVICE - SOUTH DAKOTA
                              SERVICE REQUEST FORM

                                   EXHIBIT "A"
                            GAS TRANSPORTATION TARIFF
                            PURCHASE NOMINATION ORDER

     This Purchase Nomination Order ("PNO") is made and entered into by and between Customer and Company. This PNO is pursuant to and in accordance with the provisions of the Agreement for Gas Transportation Tariff executed between the Parties and Company's Gas Transportation Tariff as on file with and made effective by the South Dakota Public Utilities Commission.

TELECOPY TO: Northern Lights Ethanol

ATTENTION: Casey Whelan, Agent for Customer

Telephone: 952-745-4310    Telecopier: 952-473-1224

RATES:

Service shall be rendered under Company's Gas Transportation Tariffs on file with the South Dakota Public Utilities Commission:

RATE NO. 87 TRANSPORTATION SERVICE MONTHLY CHARGES:

Customer Charge per Meter:                   $330.00  Sheet No. 6.1  Option B 1/
Commodity Charge, all use, per therm:        $0.0204  Sheet No. 6.1  Option B 1/
Ad Valorem Taxes Paid Adjustment Clause
  Commodity Charge, all use, per therm:      $0.0041  Sheet No. 9b  Option B 2/

1/ - Subject to change upon approval by PUC of new base rates.
2/ - Subject to change in monthly surcharge filing with PUC.

Others:
    One-time Telemarketing Charge - $2,100 per unit installed

Please acknowledge the terms outlined above by signing below, and return via facsimile to 605-353-8216.

NorthWestern Public Service                NORTHERN LIGHTS ETHANOL -LLC
"Company"                                  "Customer"

/s/ Clyde J. Gross          3/19/02        /s/ Delton Strasser          3/5/02
-------------------------------------      -------------------------------------
Name                         Date          Name                          Date

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                           EXTENDED SERVICE AGREEMENT

NAME(S)  Northern Lights Ethanol - LLC                  DATE: December 4, 2001

SERVICE ADDRESS________________________________________ CITY  Big Stone, SD

ACCOUNT NO.__________________________RATE NO.____________BILLING CYCLE__________

          The undersigned Customer and NorthWestern Public Service ("NPS") agree that natural gas will be provided by Company to Customer as follows:

     (1) Customer has natural gas requirements of at least 2,000 therms per day and is receiving natural gas service from NPS under the rate listed above.

     (2) During the term of this Agreement, the rate per therm of natural gas delivered by NPS to Customer will be subject to the discounts on the non-gas portion of the commodity rate in accordance with the following:

        YEARS REMAINING IN CONTRACT TERM              DISCOUNT

                 More than four                      8 percent
                 Four                                4 percent
                 Three                               3 percent
                 Two                                 2 percent
                 One                                 1 percent

     (3) The term of this Agreement shall be five years, beginning with the execution of this Agreement.

     (4) All provisions of NPS' filed tariff listed above, including NPS' General Terms and Conditions, all as amended from time to time and filed with the South Dakota Public Utilities Commission, not specifically changed by this Agreement shall apply.

        Accepted and approved this ___ day of _____________________, 200__.

NORTHWESTERN PUBLIC SERVICE,                NORTHERN LIGHTS ETHANOL - LLC
a DIVISION OF NORTHWESTERN
CORPORATION


By /s/ Curt Pohl                             By /s/ Delton Strasser
  ------------------------------------         ---------------------------------

Title  VP Energy Operations                  Title  President
     ---------------------------------            ------------------------------